UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

REVELATION BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4660 La Jolla Village Drive Suite 100
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 800-3717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a 1/201,600th share of common stock at an exercise price of $2,318,400 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Under Nasdaq rules, a listed company may not issue shares at a price below market value in an amount exceeding 20% of its outstanding shares (the “Exchange Cap”) without stockholder approval. As previously reported, on January 26, 2026, the Company issued Class J Common Stock Warrants, which required the Company to obtain stockholder approval to satisfy the requirements of the Exchange Cap rule. On March 18, 2026, the Company held a Special Meeting of Stockholders (the “Special Meeting”), at which stockholders approved the issuance of shares to the extent such issuance of shares would violate the Exchange Cap, as described below. Pursuant to the terms of the Class J Common Stock Warrants, the expiration date of such warrants is five years from the date of stockholder approval; accordingly, following stockholder approval on March 18, 2026, the expiration date of the warrants is March 18, 2031.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of the Company, a total of 4,171,735 shares of the Company’s common stock, being greater than one-third of the 10,492,469 shares of common stock issued and outstanding and entitled to vote as of the record date for the Special Meeting, were present virtually, or represented by valid proxy at the Special Meeting, constituting a quorum.

The following proposals, each as described further in the definitive proxy statement filed with the Securities and Exchange Commission on February 17, 2026, were voted upon by the stockholders:

Proposal 1 – Authorization to issue common stock in connection with Warrants

Stockholders approved the reservation and issuance of shares of our common stock pursuant to the Class J Common Stock Warrants, dated January 26, 2026, entered into between us and certain purchasers in connection with a warrant inducement letter dated January 23, 2026, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap, based on the votes listed below:

For	Against	Abstain
4,033,345	104,162	34,228

There were no broker non-votes regarding this proposal.

Proposal 2 – Discretionary Authority to adjourn the Special Meeting

Stockholders approved of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the issuance of shares in excess of the Exchange Cap, based on the votes listed below:

For	Against	Abstain
4,044,322	92,422	34,991

There were no broker non-votes regarding this proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVELATION BIOSCIENCES, INC.

Date: March 19, 2026	By:	/s/ Chester S. Zygmont, III
Chester S. Zygmont, III Chief Financial Officer (principal financial and accounting officer)